UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.15

ANNUAL REPORT

ALLIANCEBERNSTEIN

NATIONAL MUNICIPAL INCOME FUND

(NYSE: AFB)

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2015

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund (the “Fund”) for the annual reporting period ended October 31, 2015. The Fund is a closed-end fund and its shares are listed and traded on the New York Stock Exchange.

Investment Objectives and Policies

The Fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by AllianceBernstein L.P., (the “Adviser”). The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on page 4-5 and “Note G—Risks Involved in

Investing in the Fund” of the Notes to Financial Statements on page 32.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2015.

The Fund outperformed its benchmark for both periods. For the six-month period, an overweight in state general obligation bonds was the main contributor to performance relative to the benchmark. An overweight in special tax bonds also contributed. Security selection within the industrials sector detracted. For the 12-month period, an overweight in state general obligation bonds was the main contributor to performance. Security selection in the water and local general obligation bonds also contributed. An underweight in pre-refunded, special tax and industrial bonds detracted from performance.

Leverage, achieved through the usage of auction rate preferred shares, tender option bonds (“TOBs”) and variable rate munifund term preferred shares, benefited the Fund’s total return and income over both the six- and 12-month periods. The Fund did not use derivatives during either period.

Market Review and Investment Strategy

During the reporting period, Treasury yields generally fell as the slowdown in China clouded the picture for economic growth in the United States. Commodity prices fell, emerging market economies sputtered, stock

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	1

prices were volatile and the US dollar strengthened. Over both periods, municipal bonds generally had positive returns and even mid-grade and high-yield municipals performed well, in sharp contrast to the investment-grade and high-yield corporate bond markets. A general scarcity of municipal credit issuance and an abundance of corporate-debt issuance partly explain the divergent returns in the markets.

Tax revenues for municipal issuers have been positive and the credit-worthiness of municipal mid-grade and high-yield issuers continues to improve modestly in step with the domestic economy. The Municipal Bond Investment Team (the “Team”) has structured the Fund to be modestly overweight medium grade credit quality bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been prerefunded or escrowed to maturity were 5.96% and 0.71%, respectively.

Since February 2008, auctions of the auction rate preferred shares have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the auction rate preferred shares, but rather meant that a holder was unable to sell the auction rate preferred securities in the auctions, so that there was a loss of liquidity for the holders of the auction rate preferred shares. When an auction fails, the auction rate preferred shares pay interest on a formula-based maximum rate based on AA-commercial paper and short-term municipal bond rates. In the extremely low short-term interest rate environment of recent years, the interest rates resulting from such a formula have been much lower than the returns on the Fund's investments and the cost of alternative forms of leverage available to the Fund. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline.

In July 2015, the Fund announced a tender offer of up to 100% of its outstanding auction rate preferred shares at a price equal to 94% of the liquidation preference of $25,000 per

2	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

share. The result of accepting tendered shares in September, and replacing the leverage associated with these shares with an alternative form of leverage, was to increase the Fund’s net asset value, but at least in the near term to increase the cost of leverage. Over time, the Team believes diversifying our sources of leverage will lead to lower borrowing costs. The Team continues to explore, and discuss with the Board of Directors, other liquidity and leverage options, including TOBs, which it has used in the past; this may result in auction rate preferred shares being redeemed in the future. The Fund is not required to redeem any auction rate preferred shares, and the Team expects to continue to rely on the auction rate preferred shares for a portion of the Fund’s leverage exposure.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	3

DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abglobal.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 52.

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risk: The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding auction preferred shares and variable rate munifund term preferred shares (together “preferred shares”) result in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the preferred shares. The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the auction rate preferred stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable bonds.

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein National Municipal Income Fund (NAV)	4.98%	6.80%

Barclays Municipal Bond Index	1.68%	2.87%

The Fund’s market price per share on October 31, 2015, was $13.55. The Fund’s NAV price per share on October 31, 2015, was $14.87. For additional Financial Highlights, please see page 37.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

6	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $427.5

*	All data are as of October 31, 2015. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 163.6%
Long-Term Municipal Bonds – 163.6%
Alabama – 1.5%
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/29 (Pre-refunded/ETM)	$3,000	$3,418,530
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.25%, 1/01/18-1/01/23	3,100	3,120,181

		6,538,711

Alaska – 0.5%
Alaska International Airports System NATL Series 2003B 5.00%, 10/01/26	2,000	2,006,540

Arizona – 1.1%
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/22-12/01/23	4,150	4,817,422

Arkansas – 0.5%
Pulaski County Public Facilities Board (Baptist Health) Series 2014 5.00%, 12/01/42	2,000	2,177,900

California – 25.7%
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/32-5/01/39	5,500	6,167,445
Bay Area Toll Authority Series 2013S 5.00%, 4/01/32	5,720	6,422,245
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	4,860	5,624,769
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37-11/21/45(a)	7,000	7,438,370
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	5,700	6,463,914

8	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	$1,455	$1,631,884
Grossmont-Cuyamaca CCD CA GO AGC 5.00%, 8/01/22-8/01/23(b)	4,480	4,970,477
Los Angeles Community College District/CA Series 2008F-1 5.00%, 8/01/28 (Pre-refunded/ETM)	5,800	6,471,002
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013B 5.00%, 7/01/34	1,770	2,026,172
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/30	6,255	7,273,940
Series 2013B 5.00%, 7/01/30	10,000	11,732,300
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/32	3,840	4,452,979
San Bernardino County Transportation Authority 5.00%, 3/01/32-3/01/34(b)	11,340	13,037,727
State of California Series 2013 5.00%, 11/01/30	5,800	6,780,374
University of California Series 2012G 5.00%, 5/15/31	7,000	8,112,300
Series 2013A 5.00%, 5/15/30-5/15/32	9,855	11,387,430

		109,993,328

Colorado – 5.5%
Anthem West Metropolitan District Series 2005 6.125%, 12/01/25 (Pre-refunded/ETM)	1,000	1,004,470
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2013B 5.25%, 11/15/31	6,680	7,709,388
Colorado Health Facilities Authority Series 2006 5.25%, 6/01/19 (Pre-refunded/ETM)	495	509,122
5.25%, 6/01/23 (Pre-refunded/ETM)	1,225	1,259,949

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2006 5.25%, 6/01/19-6/01/23	$705	$722,872
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/25	6,865	6,902,003
Park Creek Metropolitan District Series 2005 5.25%, 12/01/25	3,000	3,034,710
5.50%, 12/01/30	890	900,075
Todd Creek Village Metropolitan District No 1 Series 2004 6.125%, 12/01/19(c)	1,180	731,600
Todd Creek Village Metropolitan District No 1 COP Series 2006 6.125%, 12/01/22(c)(d)	1,970	866,800

		23,640,989

Connecticut – 8.3%
State of Connecticut Series 2013C 5.00%, 7/15/27	7,165	8,390,000
Series 2013E 5.00%, 8/15/29	4,800	5,522,640
State of Connecticut Special Tax Revenue Series 2011A 5.00%, 12/01/28	5,000	5,804,300
Series 2012 5.00%, 1/01/29	13,855	15,857,879

		35,574,819

District of Columbia – 1.4%
District of Columbia Series 2013A 5.00%, 6/01/29	5,000	5,853,900

Florida – 9.3%
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,560	4,907,654
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,106,110

10	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Orlando FL Series 2014A 5.00%, 11/01/44	$7,720	$8,540,405
5.25%, 11/01/33	5,620	6,493,348
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,000	1,112,300
Florida Ports Financing Commission Series 2011A 5.00%, 10/01/25-10/01/27	4,205	4,885,224
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 6/01/35	2,655	2,879,799
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/39	9,250	9,967,060

		39,891,900

Georgia – 1.2%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014B 5.00%, 1/01/31-1/01/32	4,675	5,326,563

Hawaii – 2.1%
State of Hawaii Series 2015E 4.00%, 10/01/34-10/01/35	3,500	3,662,025
State of Hawaii Airports System Revenue Series 2010A 5.00%, 7/01/34	5,000	5,509,250

		9,171,275

Illinois – 6.2%
Chicago O’Hare International Airport XLCA Series 2003B-1 5.25%, 1/01/34	3,060	3,065,233
Cook County High School District No 29 Proviso Township AGM Series 2004 5.00%, 12/01/20	2,000	2,094,140
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	1,250	1,250,937
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/45	4,500	4,876,515

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2012 5.00%, 3/01/31	$1,000	$1,034,990
Series 2014 5.00%, 4/01/30-2/01/39	12,070	12,457,751
Village of Manhattan IL (Village of Manhattan IL SSA No 2004-1) Series 2005 5.875%, 3/01/28	1,595	1,630,951

		26,410,517

Indiana – 1.3%
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,250	1,295,775
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.) Series 2015 5.00%, 1/01/39	3,765	4,132,878

		5,428,653

Kentucky – 2.0%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/30	2,500	2,831,600
Kentucky Turnpike Authority Series 2013A 5.00%, 7/01/29	5,000	5,847,150

		8,678,750

Louisiana – 3.1%
City of New Orleans LA AGC Series 2007A 5.00%, 12/01/22	5,875	6,353,812
NATL Series 2005 5.00%, 12/01/29	2,700	2,708,829
5.25%, 12/01/20	1,000	1,003,780
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	2,345	2,452,917
Louisiana Local Government Environmental Facilities & Community Development Auth (Parish of Jefferson LA) Series 2009A 5.00%, 4/01/26	535	602,496

		13,121,834

12	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maryland – 1.7%
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/45	$6,725	$7,197,835

Massachusetts – 5.5%
Massachusetts Development Finance Agency (Franklin W Olin College of Engineering, Inc.) Series 2013E 5.00%, 11/01/38	5,000	5,552,000
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2011B 5.00%, 10/15/32	13,000	15,097,290
Series 2012B 5.00%, 8/15/30	2,480	2,915,116

		23,564,406

Michigan – 8.1%
Detroit City School District Series 2012A 5.00%, 5/01/26-5/01/27	6,045	6,768,843
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D1 5.00%, 7/01/35	1,250	1,353,975
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/34	2,250	2,433,712
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	3,935	3,735,220
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/23	2,140	1,684,373
Wayne State University Series 2009A 5.00%, 11/15/29	16,500	18,612,330

		34,588,453

Minnesota – 0.7%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	2,700	3,049,839

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.9%
City of Gulfport MS (Memorial Hospital at Gulfport/MS) Series 2001A 5.75%, 7/01/31	$4,000	$4,010,480

Missouri – 0.5%
City of Kansas City MO (City of Kansas City MO Lease) Series 2008C 5.00%, 4/01/28	2,000	2,169,900

New Jersey – 6.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/30-6/15/34	7,500	7,763,400
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	1,000	1,072,560
New Jersey Health Care Facilities Financing Authority (Barnabas Health, Inc.) Series 2014 5.00%, 7/01/44	6,450	6,986,511
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/29	6,500	7,421,505
Series 2013A 5.00%, 1/01/31	5,000	5,625,000

		28,868,976

New York – 27.0%
City of New York NY Series 2006J 5.00%, 6/01/22 (Pre-refunded/ETM)	1,155	1,186,843
Series 2012B 5.00%, 8/01/30	5,070	5,838,105
Series 2012I 5.00%, 8/01/28	8,780	10,240,377
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/29	4,000	4,643,840
Series 2012F 5.00%, 11/15/27	1,575	1,855,177
Series 2013A 5.00%, 11/15/29	1,830	2,127,247

14	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014B 5.25%, 11/15/34	$4,000	$4,627,280
Series 2014C 5.00%, 11/15/32	1,000	1,142,720
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	5,000	5,885,650
Series 2013D 5.00%, 6/15/34	3,600	4,107,780
New York City NY Transitional 5.00%, 8/01/34-8/01/37(b)	10,000	11,523,220
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/24 (Pre-refunded/ETM)	4,540	4,841,819
5.00%, 11/01/24	2,485	2,650,973
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	1,135	1,368,447
New York State Dormitory Authority (State of New York Pers Income Tax) 5.00%, 3/15/26(b)	7,000	7,652,400
Series 2012B 5.00%, 3/15/32	7,600	8,706,408
Series 2012D 5.00%, 2/15/29	6,865	8,021,684
New York State Environmental Facilities Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/24-6/15/27(b)	7,000	7,736,820
Port Authority of New York & New Jersey Series 2013178 5.00%, 12/01/32	4,400	4,949,560
Series 2014186 5.00%, 10/15/44	8,000	8,785,840
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	1,775	1,788,508
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/30	5,000	5,900,650

		115,581,348

North Carolina – 2.3%
County of Iredell NC COP AGM Series 2008 5.25%, 6/01/22	1,080	1,196,391

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Vidant Health Obligated Group) Series 2015 5.00%, 6/01/45	$4,445	$4,862,208
University of North Carolina at Greensboro Series 2014 5.00%, 4/01/33	3,145	3,621,939

		9,680,538

Ohio – 1.8%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 10.635%, 8/01/25(c)	248	96,607
Series 2004A 7.125%, 8/01/25(c)	1,840	717,600
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2006 3.625%, 12/01/33	795	810,622
Series 2008C 3.95%, 11/01/32	5,800	5,990,472

		7,615,301

Oklahoma – 0.4%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/45	1,700	1,802,051

Oregon – 1.4%
Oregon State Lottery Series 2011A 5.25%, 4/01/25	695	824,333
5.25%, 4/01/25 (Pre-refunded/ETM)	4,305	5,165,354

		5,989,687

Pennsylvania – 8.1%
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	500	507,660
Butler County Hospital Authority (Butler Health System Obligated Group) Series 2015 5.00%, 7/01/35-7/01/39	3,510	3,817,192
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	3,480	4,103,025

16	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Montour School District AGM Series 2015B 5.00%, 4/01/34-4/01/35	$6,520	$7,378,498
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	9,270	9,903,289
Pennsylvania Turnpike Commission Series 2014A 5.00%, 12/01/31-12/01/33	6,355	7,204,427
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(c)(d)	1,150	713,000
Wilkes-Barre Finance Authority (Wilkes University) Series 2007 5.00%, 3/01/22	990	1,031,273

		34,658,364

South Carolina – 1.7%
Dorchester County School District No 2 AGC Series 2006 5.00%, 12/01/29 (Pre-refunded/ETM)	1,600	1,679,392
South Carolina Ports Authority Series 2015 5.00%, 7/01/45(e)	5,000	5,413,750

		7,093,142

Tennessee – 2.5%
Chattanooga-Hamilton County Hospital Authority (Erlanger Medical Center) Series 2014 5.00%, 10/01/44	7,500	7,924,650
Sullivan County Health Educational & Housing Facilities Board Series 2006C 5.00%, 9/01/22 (Pre-refunded/ETM)	1,760	1,826,898
Sullivan County Health Educational & Housing Facilities Board (Wellmont Health System) Series 2006C 5.25%, 9/01/26	725	747,982

		10,499,530

Texas – 21.5%
Alvin Independent School District/TX Series 2009B 5.00%, 2/15/28	960	1,062,586

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	$4,805	$5,330,234
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/33	5,000	5,689,550
Bexar County Health Facilities Development Corp. (Army Retirement Residence Obligated Group) Series 2007 5.00%, 7/01/27	430	440,913
City of Austin TX Water & Wastewater System Revenue Series 2013A 5.00%, 11/15/28-11/15/29	8,075	9,500,217
City of Frisco TX NATL Series 2006 5.00%, 2/15/23 (Pre-refunded/ETM)	3,220	3,264,050
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/26	6,000	7,111,380
Dallas Independent School District Series 2008 6.00%, 2/15/28 (Pre-refunded/ETM)	2,500	2,801,050
Dripping Springs Independent School District/TX Series 2008 5.125%, 2/15/28 (Pre-refunded/ETM)	5,715	6,059,557
Fort Bend Independent School District Series 2009 5.00%, 2/15/27	7,560	8,660,812
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/31	1,000	1,141,860
North Texas Tollway Authority Series 2015B 5.00%, 1/01/40	5,000	5,451,200
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,720	2,009,442
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,000	3,655,260
Texas Trnsp Comm 5.00%, 4/01/23(b)	20,600	21,899,242

18	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

University of Texas System (The) Series 2009A 5.25%, 8/15/22	$6,825	$7,660,448

		91,737,801

Washington – 2.7%
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	3,885	4,381,153
5.125%, 6/01/28	5,200	5,869,188
Port of Seattle WA Series 2015A 5.00%, 4/01/40	1,000	1,122,870

		11,373,211

Wisconsin – 0.3%
State of Wisconsin Series 2003-3 5.00%, 11/01/26	1,455	1,457,954

Total Investments – 163.6% (cost $661,585,126)		699,571,917
Other assets less liabilities – (42.1)%		(179,920,223)
Auction Preferred Shares at liquidation value – (21.5)%		(92,125,000)

Net Assets Applicable to Common Shareholders – 100.0%(f)		$427,526,694

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $11,173,590 or 2.6% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	When-Issued or delayed delivery security.

(f)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of October 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.0% and 0.7%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCD – Community College District

COP – Certificate of Participation

GO – General Obligation

NATL – National Interstate Corporation

OSF – Order of St. Francis

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $661,585,126)	$699,571,917
Cash	24,597
Interest receivable	9,808,812
Receivable for investment securities sold	2,500,000
Deferred offering costs	267,184

Total assets	712,172,510

Liabilities
Variable Rate MuniFund Term Preferred Shares, at liquidation value	141,100,000
Payable for floating rate notes issued*	42,775,000
Payable for investment securities purchased	7,858,925
Advisory fee payable	308,231
Interest expense payable	158,205
Dividends payable—Auction Preferred Shares	1,086
Other liabilities	82,265
Accrued expenses	237,104

Total liabilities	192,520,816

Auction Preferred Shares, at Liquidation Value
Auction Preferred Shares, $.001 par value per share; 11,400 shares authorized, 3,685 shares issued and outstanding at $25,000 per share liquidation preference	92,125,000

Net Assets Applicable to Common Shareholders	$427,526,694

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,988,600 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	416,196,852
Distributions in excess of net investment income	(159,291)
Accumulated net realized loss on investment transactions	(26,526,403)
Net unrealized appreciation on investments	37,986,791

Net Assets Applicable to Common Shareholders	$427,526,694

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$14.87

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

20	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest	$28,319,740
Dividends—Affiliated issuers	1,901	$28,321,641

Expenses
Advisory fee (see Note B)	3,641,176
Auction Preferred Shares-auction agent’s fees	134,427
Custodian	148,345
Printing	73,342
Audit and tax	65,349
Legal	29,916
Directors’ fees and expenses	27,411
Registration fees	27,243
Transfer agency	12,208
Miscellaneous	84,662

Total expenses before interest expense, fees and amortization of offering costs	4,244,079
Interest expense, fees and amortization of offering costs	655,440

Total expenses		4,899,519

Net investment income		23,422,122

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		3,841,171
Net change in unrealized appreciation/depreciation of investments		(9,928,843)

Net loss on investment transactions		(6,087,672)

Dividends to Auction Preferred Shareholders from
Net investment income		(266,117)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$17,068,333

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$23,422,122	$24,482,717
Net realized gain (loss) on investment transactions	3,841,171	(5,436,080)
Net change in unrealized appreciation/depreciation of investments	(9,928,843)	36,650,304
Dividends to Auction Preferred Shareholders from
Net investment income	(266,117)	(246,310)

Net increase in net assets applicable to common shareholders resulting from operations	17,068,333	55,450,631
Dividends to Common Shareholders from
Net investment income	(23,319,885)	(24,426,514)
Return of capital	(216,468)	(719,556)

Total dividends and distributions to common shareholders	(23,536,353)	(25,146,070)
Auction Preferred Shares Transaction
Net increase on tendered and repurchased Auction Preferred Shares	8,915,239	– 0	–

Total increase	2,447,219	30,304,561
Net Assets Applicable to Common Shareholders
Beginning of period	425,079,475	394,774,914

End of period (including distributions in excess of net investment income of ($159,291) and ($1,261), respectively)	$427,526,694	$425,079,475

See notes to financial statements.

22	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Changes in Net Assets Applicable to Common Shareholders

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

24	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$673,955,627		$25,616,290		$699,571,917

Total Investments in Securities		– 0	–	673,955,627		25,616,290		699,571,917
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^	$	– 0	–	$673,955,627		$25,616,290		$699,571,917

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$15,557,676		$15,557,676
Accrued discounts/(premiums)	(53,853)		(53,853)
Realized gain (loss)	56,826		56,826
Change in unrealized appreciation/depreciation	390,065		390,065
Purchases	12,213,656		12,213,656
Sales	(3,787,407)		(3,787,407)
Transfers in to Level 3	1,239,327		1,239,327
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/15	$25,616,290		$25,616,290	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$500,142		$500,142

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments in the accompanying statement of operations.

As of October 31, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new

26	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of the VMTP shares, which is a liability for financial reporting purposes, is not deducted.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2015, there was no reimbursement paid to ABIS.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)		Dividend Income (000)
$	– 0 –	$88,513	$88,513	$	– 0 –	$2

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$176,690,288		$169,319,028
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$619,122,042

Gross unrealized appreciation	$42,429,743
Gross unrealized depreciation	(4,837,133)

Net unrealized appreciation	$37,592,610

28	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended October 31, 2015.

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at October 31, 2015. During the year ended October 31, 2015 and October 31, 2014, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Auction Preferred Shares

The Fund has 11,400 shares authorized and 3,685 shares issued and outstanding of auction preferred shares (“APS”), consisting of 894 shares of Series M, 654 shares of Series T, 706 shares of Series W and 1,431 shares of Series TH. The APS have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the APS may change every 7 days as set by the auction agent for Series M, T, W and TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the APS, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 0.13% effective through November 2, 2015, Series T is 0.13% effective through November 3, 2015, Series W is 0.13% effective through November 4, 2015 and Series TH is 0.13% effective through November 5, 2015.

At certain times, the Fund may voluntarily redeem the APS in certain circumstances. The Fund is not required to redeem any of its APS and expects to continue to rely on the APS for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the APS. During the year ended October 31, 2015, the Fund conducted a tender offer (the “Offer”) for its APS at a price reflecting a discount to its liquidation preference. The Fund offered to purchase up to 100% of its APS, at a price equal to 94% of the liquidation preference of $25,000 per share (or $23,500 per share), plus any unpaid dividends accrued through the termination date of the Offer. The Offer expired on Monday, August 24, 2015, and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. In aggregate, the Fund accepted for payment 6,004 APS, which represented approximately $150,100,000 or 62% of its outstanding APS (at $25,000 per share). Payment for such shares was made by the Fund on September 1, 2015. APS that were not tendered remain outstanding. The shares accepted represent, approximately 67%, 61%, 74% and 47% of outstanding Series M, Series T, Series W and Series TH,

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

respectively. The difference of $9,006,000 between the liquidation preference of the APS and the actual purchase price of the tendered APS, net of legal, printing, mailing, information agent and registration fees of $90,761, was recorded by the Fund as “Net increase on tendered and repurchased Auction Preferred Shares” on the statement of changes in net assets. The Fund financed the tender offer payment by issuing Variable Rate MuniFund Term Preferred Shares.

Variable Rate MuniFund Term Preferred Shares

During the reporting period, the Fund also completed a private offering of Variable Rate MuniFund Term Preferred Shares (“VMTPS”), having a liquidation preference of $25,000 per share. The Fund issued and sold 5,644 VMTPS in its offering. The net proceeds from the offering were used to repurchase the APS that were accepted for payment pursuant to the Offer. The VMTPS rank pari passu with the remaining outstanding APS but are subject to a mandatory redemption by the Fund in September 2022. The cost of leverage to the Fund resulting from the issuance of VMTPS is expected to vary over time and to differ from, and in some cases may exceed, the cost of leverage associated with the APS, as is the case at October 31, 2015, although the Adviser anticipates that, in general, an increase in interest rates beyond a certain level may result in the VMTPS being more economical to the Fund.

VMTPS generally do not trade, and market quotations are generally not available. VMTPS are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. As of October 31, 2015, the dividend rate for the VMTPS was 1.31%. In the Fund’s statement of assets and liabilities, the aggregate liquidation preference of the VMTPS is shown as a liability in accordance with U.S. GAAP because the VMTPS have a stated mandatory redemption date.

Dividends on the VMTPS (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTPS are recorded as “Interest expense payable” on the statement of assets and liabilities. Dividends accrued on VMTPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of VMTPS were recorded as a deferred charge, which are amortized over the life of the shares and are recorded as “Deferred offering costs” on the statement of assets and liabilities and included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The VMTPS are treated as equity for tax purposes.

The preferred shareholders, including the holders of both the APS and VMTPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends

30	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law, and management regularly evaluates, and discusses with the Fund’s Board of Directors, the costs and potential benefits of alternative sources of leverage for the Fund.

NOTE F

Distributions to Common Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$4,479	$8,476
Tax-exempt income	23,315,406	24,418,038

Distributions paid	23,319,885	24,426,514
Tax return of capital	216,468	719,556

Total distributions paid	$23,536,353	$25,146,070

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other gains/losses	$(26,148,876	)(a)
Unrealized appreciation/(depreciation)	37,609,264	(b)

Total accumulated earnings/(deficit)	$11,460,388	(c)

(a)

On October 31, 2015, the Fund had a net capital loss carryforward of $26,148,876. During the fiscal year, the Fund utilized $3,818,211 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	31

Notes to Financial Statements

As of October 31, 2015, the Fund had a net capital loss carryforward of $26,148,876 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 979,235	n/a	2017
5,292,453	n/a	2018
4,345,107	n/a	2019
6,837,516	$8,694,565	no expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs resulted in a net decrease in distributions in excess of net investment income and a net decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counter-party to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or

32	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding APS and VMTPS result in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the preferred shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	33

Notes to Financial Statements

upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to common stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

34	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2015, the amount of the Fund’s Floating Rate Notes outstanding was $42,775,000 and the related interest rate was 0.02% to 0.06%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	35

Notes to Financial Statements

borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the year ended October 31, 2015, the Fund did not engage in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s tender option bond transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date is July 21, 2016.

As of October 31, 2015, the Fund’s investments in residual interest bonds that were required to be compliant with the Volcker Rule by July 21, 2015 were restructured by the required compliance date. These restructurings did not have a material impact on the Fund’s financial position or results of operations.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Year Ended October 31,
	2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 14.79		$ 13.73		$ 15.24		$ 14.26		$ 14.44

Income From Investment Operations
Net investment income(a)	.81		.85		.82		.95		1.04
Net realized and unrealized gain (loss) on investment transactions	(.21)		1.09		(1.42)		.98		(.26)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.01)		(.01)		(.02)		(.02)		(.03)

Net increase (decrease) in net asset value from operations	.59		1.93		(.62)		1.91		.75

Less: Dividends and Distributions to Common Shareholders from
Net investment income	(.81)		(.84)		(.89)		(.93)		(.93)
Return of capital	(.01)		(.03)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.82)		(.87)		(.89)		(.93)		(.93)

Net increase from tender and repurchase of Auction Preferred Shares	.31		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 14.87		$ 14.79		$ 13.73		$ 15.24		$ 14.26

Market value, end of period	$ 13.55		$ 14.04		$ 12.95		$ 16.16		$ 13.92

Premium/(Discount), end of period	(8.88)%		(5.07)%		(5.68)%		6.04%		(2.38)%
Total Return
Total investment return based on:(b)
Market value	2.52%		15.72%		(14.62)%		23.57%		3.82%
Net asset value	6.80	%(e)	14.98%		(4.01)%		13.76%		5.91%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$427,527		$425,079		$394,775		$437,749		$409,195
Auction Preferred Shares:
Liquidation value ($25,000 per share) (000’s omitted)	$92,125		$242,225		$242,225		$242,225		$242,225
Asset coverage per share	$70,828		$68,750		$65,750		$70,250		$67,250
Variable Rate MuniFund Term Preferred Shares:
Liquidation value ($25,000 per share) (000’s omitted)	$141,100		$– 0	–	$– 0	–	$– 0	–	$– 0	–
Asset coverage per share	$70,828		$– 0	–	$– 0	–	$– 0	–	$– 0	–
Ratio to average net assets applicable to common shareholders of:
Expenses(c)(d)	1.16%		1.17%		1.11%		1.10%		1.13%
Net investment income, before Preferred Shares dividends(c)	5.56%		6.03%		5.63%		6.42%		7.63%
Preferred Shares dividends	.06%		.06%		.11%		.14%		.20%
Net investment income, net of Preferred Shares dividends	5.50%		5.97%		5.52%		6.28%		7.43%
Portfolio turnover rate	24%		26%		41%		28%		10%
Asset coverage ratio	283%		275%		263%		281%		269%

See footnote summary on page 38.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)	The expense ratios presented below exclude interest expense, fees and amortization of offering costs:

	Year Ended October 31,
	2015	2014	2013	2012	2011

Expenses	1.01%	1.04%	1.02%	1.00%	1.04%

(e)	The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 94% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.57%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein

National Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein National Municipal Income Fund, Inc. at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	39

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2015.

The Fund designates $23,892,682 as exempt-interest dividends for the year ended October 31, 2015.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

40	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	41

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

42	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein National Municipal Income Fund, Inc. (“the Fund”) was held on March 30, 2015. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class Three (term expires 2018)

	Voted for	Authority Withheld
Class Three (term expires 2018)
Common Shares:
Marshall C. Turner, Jr.	25,582,815	759,342
Garry L. Moody	25,857,551	484,606
Earl D. Weiner	25,737,421	604,736

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	43

Results of Stockholders Meeting

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2)

Senior Vice President

Douglas J. Peebles,
Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 29, 2015, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

44	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)

Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		109	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2001)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

46	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)

Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.

		109	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 83 (2001)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	109	None

48	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	109	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	49

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

50	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson III 54	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Douglas J. Peebles 50	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Michael G. Brooks 67	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Fred S. Cohen 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Terrance T. Hults 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2014 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	51

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

52	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	53

AB Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ABNMIF-0151-1015

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB National Muni Income	2014	$39,988	$8,000	$13,467
	2015	$41,200	$8,000	$17,685

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)
AB National Muni Income	2014	$432,122	$21,467
$(8,000)
$(13,467)
	2015	$443,760	$25,685
$(8,000)
$(17,685)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Garry L. Moody	D. James Guzy
John H. Dobkin Michael J. Downey William H. Foulk, Jr.	Nancy P. Jacklin Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

INTRODUCTION

•	As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

•	We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

•	This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

•	We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

RESEARCH UNDERPINS DECISION MAKING

•	As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

•	In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

•	We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

ENGAGEMENT

•	In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

PROXY VOTING GUIDELINES

•	Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

•	With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

1.1 BOARD AND DIRECTOR PROPOSALS

Board Diversity (SHP)	CASE-BY-CASE

•	Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining if there are other general governance concerns.

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

•	We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation	FOR

•	Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

•	We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards	AGAINST

•	A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

Director Liability and Indemnification	CASE-BY-CASE

•	Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

•	We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

Disclose CEO Succession Plan (SHP)	FOR

•	Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors	FOR
•	The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

•	In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal).

We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. We may consider the number of boards on which a director sits and/or their length of service on a particular board.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation practices.

We may vote against directors for not representing shareholder interests and maximizing long-term shareholder value

•	We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Independent Lead Director (SHP)	FOR

•	We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)	CASE-BY-CASE

•	These proposals seek to limit the term during which a director may serve on a board to a set number of years.

•	Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent[1] Directors (SHP)	FOR

•	Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

Majority of Independent Directors on Key Committees (SHP)	FOR

•	In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit[2], nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation and corporate governance codes.

Majority Votes for Directors (SHP)	FOR

•	We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

•	We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)	FOR

•	Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

•	We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)	CASE-BY-CASE

•	We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

Require Two Candidates for Each Board Seat (SHP)	AGAINST
•	We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

1.2 COMPENSATION PROPOSALS

Elimination of Single-Trigger Change in Control Agreements (SHP)	FOR

•	Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change in control of the company without any additional requirement) in employment agreements and compensation plans.

•	We may oppose directors who establish these provisions, or we may oppose compensation plans that include them. We will support shareholder proposals calling for future employment agreements and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change in control of the company and termination of employment).

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

•	We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

[1]	For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

•	We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

•	Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

•	These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

•	We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors	CASE-BY-CASE

•	We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Remuneration Reports and Policies	CASE-BY-CASE

•	In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

•	We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

•	In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

•	Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

•	In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

•	In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

Executive and Employee Compensation Plans	CASE-BY-CASE

•	Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

•	Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)	CASE-BY-CASE

•	We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)	AGAINST

•	We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

•	These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

•	We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)	FOR

•	We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

•	Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

•	We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

•	Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

•	We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

1.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

Amend Exclusive Forum Bylaw (SHP)	AGAINST

•	We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans	FOR

•	NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase	FOR

•	We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock	AGAINST

•	Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

•	We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

•	Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights	CASE-BY-CASE

•	Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)	FOR

•	US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions	CASE-BY-CASE

•	A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

•	Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

•	We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock	CASE-BY-CASE

•	In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

•	In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights	FOR

•	We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Issuance of Stock with Unequal Voting Rights	CASE-BY-CASE

•	Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

Net Long Position Requirement	FOR

•	We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation	CASE-BY-CASE

•	There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

•	Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

•	If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits	FOR

•	Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

•	Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

•	We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options	CASE-BY-CASE

•	In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

•	These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

1.4 AUDITOR PROPOSALS

Appointment of Auditors	FOR

•	We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

•	We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements	FOR

•	In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors	FOR

•	Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

•	In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

•	We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)	CASE-BY-CASE

•	We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

•	We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

•	We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

1.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS

A Shareholder’s Right to Call Special Meetings (SHP)	FOR

•	Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

•	We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

Adopt Cumulative Voting (SHP)	CASE-BY-CASE

•	Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

•	We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

•	Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

•	In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)	AGAINST

•	These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

•	Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

•	In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

•	Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

Proxy Access for Annual Meetings (SHP) (Management)	FOR

•	These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

•	We will generally vote against proposals that use requirements that are more strict than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We may vote against individual directors or entire boards who a) exclude from their ballot properly submitted shareholder proxy access proposals; b) compete against shareholder proxy access proposals with stricter management proposals on the same ballot.

•	We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

•	From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

•	Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

•	A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)	FOR

•	We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements	AGAINST

•	A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

•	In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

1.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

Animal Welfare (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on items such as pig gestation crates and animal welfare in the supply chain, or policy adoption requests on items such as dehorning cattle and animal testing.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)	CASE-BY-CASE

•	Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities.

Carbon Accounting (SHP)	FOR

These proposals may include greenhouse gas emissions (GHG) standards or reduction targets and/or methane reduction targets. Companies also may be asked to set quantitative goals, which may pertain to the company’s operations or product development and distribution. We generally support these proposals, while taking into account whether the proposed information is of added benefit to shareholders and the degree to which this issue is material to the company and the industry in which the company operates.

Carbon Risk	FOR

This set of proposals focusses on the risks associated with climate change. It may include proposals on GHG emission and finance, hydraulic fracturing/shale risk, offshore oil wells, oil and gas transport risk, and coal ash risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

•	Proposals relating to charitable contributions may be sponsored by either management or shareholders.

•	Management proposals may ask to approve the amount for charitable contributions.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)	CASE-BY-CASE

•	These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)	CASE-BY-CASE

•	These proposals may include reports on pharmaceutical pricing, the link between fast food and childhood obesity, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

•	Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

End Production of Tobacco Products	AGAINST

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

Spin-Off Tobacco-Related Business	CASE-BY-CASE

Proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. Unlike the type of proposal cited above in (a), which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

Pharmaceutical Pricing (US)	CASE-BY-CASE

These proposals seek to require a company to report on the risk of high specialty drug prices in the US.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on human rights risk assessment, humanitarian engagement policies, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

•	We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)	FOR

•	We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business	AGAINST

•	In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)	AGAINST

•	These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)	FOR

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)	FOR

•	Work place diversity reports generally fall in two categories: Disclosing EEO Data and Adopting Sexual Orientation/Gender Identification (ID) policies.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

•	We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation and gender ID.

Work Place: Pay Disparity (SHP)	CASE-BY-CASE

•	A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

•	In the US, the SEC, in August 2015, adopted a rule requiring US issuers, for fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This rule, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s rule renders the proposal unnecessary.

2. CONFLICTS OF INTEREST

2.1 INTRODUCTION

•	As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

•	AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

2.2 ADHERENCE TO STATED PROXY VOTING POLICIES

•	Votes generally are cast in accordance with this policy[3]. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

2.3 DISCLOSURE OF CONFLICTS

•	When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

2.4 POTENTIAL CONFLICTS LIST

•	No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

Publicly-traded companies that distribute AB mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded affiliated companies;

Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

Any other conflict of which a Proxy Committee member becomes aware4.

•	We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

2.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST

•	When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

2.6 REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

•	We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

2.7 CONFIDENTIAL VOTING

•	It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

•	We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

•	On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

•	Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

2.8 A NOTE REGARDING AB’S STRUCTURE

•	AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

•	As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

3. VOTING TRANSPARENCY

•	We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

4. RECORDKEEPING

•	All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

4.1 PROXY VOTING POLICY

•	The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

4.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

•	For US Securities[5], AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

4.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

•	Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

4.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

•	Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

4.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

•	The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

5. PROXY VOTING PROCEDURES

5.1 VOTE ADMINISTRATION

•	In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

•	Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

•	If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

5.2 SHARE BLOCKING

•	Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

•	We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

5.3 LOANED SECURITIES

•	Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY COMMITTEE MEMBERS

•	The members of the Proxy Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY COMMITTEE

Vincent DuPont, SVP—Equities

Linda Giuliano, SVP—Equities

Saskia Kort-Chick, VP—Equities

David Lesser, VP—Legal

James MacGregor, SVP—Equities

Mark Manley, SVP—Legal

Ryan Oden, AO—Equities

Anthony Rizzi, VP—Operations

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+

Shareholder Proposal		For	Against	Case-by- Case
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+

Shareholder Proposal		For	Against	Case-by- Case
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	End Production of Tobacco Products		+
+	Spin-Off Tobacco-Related Business			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

•	Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
Phillip Kirstein	Date:

Date:

•	Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

Introduction

•	AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

•	Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

•	SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

Approach to ESG

•	Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

Commitment to the PRI

•	In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

•	After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

•	In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

•	The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults are primarily responsible for the day-to-day management of the Fund’s portfolio.

(a)(1) The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Michael G. Brooks; since October 2005—Senior Vice President of AllianceBernstein L.P. (“AB”)	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Fred S. Cohen; since October 2005—Senior Vice President of AB	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Robert B. Davidson III; since April 2002—Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Terrance T. Hults; since December 2001—Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

(a)(2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended October 31, 2015.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Michael G. Brooks	38	$18,623,000,000	None	None
Fred S. Cohen	38	$18,623,000,000	None	None
Robert B. Davidson III	38	$18,623,000,000	None	None
Terrance T. Hults	38	$18,623,000,000	None	None
Wayne Godlin	38	$18,623,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Michael G. Brooks	12	1,683,000,000	None	None
Fred S. Cohen	12	1,683,000,000	None	None
Robert B. Davidson III	12	1,683,000,000	None	None
Terrance T. Hults	12	1,683,000,000	None	None
Wayne Godlin	12	1,683,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Michael G. Brooks	1,745	$12,068,000,000	3	$343,000,000
Fred S. Cohen	1,745	$12,068,000,000	3	$343,000,000
Robert B. Davidson III	1,745	$12,068,000,000	3	$343,000,000
Terrance T. Hults	1,745	$12,068,000,000	3	$343,000,000
Wayne Godlin	1,745	$12,068,000,000	3	$343,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Advisor recognizes that conflicts of interest are inherent in its business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Advisor places the interests of its clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business

Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Advisor and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended October 31, 2015 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

Michael G. Brooks	None

Fred S. Cohen	None

Robert B. Davidson III	None

Terrance T. Hults	None

Wayne Godlin	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date:	December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer
Date:	December 21, 2015